PROSPECTUS SUPPLEMENT

to Prospectus dated March 31, 2003

Oak Ridge Funds, Inc.

Oak Ridge Small Cap Equity Fund

Oak Ridge Large Cap Equity Fund

On September 22, 2003, Oak Ridge Investments, LLC (“Oak Ridge”) entered into an agreement with Pioneer Investment Management, Inc. (“Pioneer”) pursuant to which Pioneer has agreed to purchase certain of Oak Ridge’s assets and Oak Ridge has agreed to facilitate the transfer of overall management of the Oak Ridge Small Cap Equity Fund and the Oak Ridge Large Cap Equity Fund (collectively, the “Funds”) to Pioneer.  The agreement with Pioneer is subject to a number of conditions, including the approval by the shareholders of the Funds of an agreement and plan of reorganization pursuant to which each of the Funds would be acquired by a newly created mutual fund to be managed by Pioneer and sub-managed by Oak Ridge (collectively, the “Pioneer Funds”).  The Pioneer Funds will have substantially the same investment objectives, policies and strategies as the Funds, and will be managed by the same personnel who currently manage the Funds.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy.  Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.  As of December 31, 2002, assets under management were approximately $108 billion worldwide, including over $22 billion in assets under management by Pioneer.

A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in November 2003.  Further details about the meeting and the reorganization will be provided in the proxy materials for the meeting, which will be mailed to shareholders prior to the scheduled meeting date.

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The date of this Prospectus Supplement is September 22, 2003.  Please file this Prospectus Supplement with your records.